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                                                                   EXHIBIT 10.10
                                                                   -------------
                           OPNET Technologies, Inc.

             Amended and Restated 1993 Incentive Stock Option Plan

                                   ARTICLE I
                                    GENERAL

1.01.     Purpose.

             The purposes of this Amended and Restated 1993 Incentive Stock Option Plan (the "Plan") are to: (1) closely associate the interest of the employees of OPNET Technologies, Inc. ("OPNET"), and its subsidiaries and affiliates (sometimes collectively referred hereafter to as the "Company"), with OPNET's shareholders by providing employees with an equity ownership in OPNET;
(2) maintain competitive compensation levels; and (3) attract, motivate and provide an incentive to employees for continuous employment with the Company.

1.02.     Administration.

               (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of OPNET (the "Board"). The Board shall have authority to designate the employees or class of employees eligible to participate in the Plan, to grant Incentive Stock Options (as defined below) and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Incentive Stock Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Incentive Stock Option. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

               (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

1.03.     Eligibility for Participation.

          Participants in the Plan shall be selected by the Board from the executive officers and other key employees of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and determining the form and amount of awards, the Board shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company, and past and potential contributions to the Company's

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profitability and sound growth.

1.04.     Type of Awards Under Plan.

          Awards under the Plan shall be in the form of Incentive Stock Options, as described in Article II.

1.05.     Aggregate Limitation on Awards.

               (a) Shares of stock that may be issued under the Plan shall be authorized and unissued or treasury shares of Common Stock, par value $.001 of OPNET ("Common Stock"). The maximum number of shares of Common Stock that may be issued under the Plan shall be 2,000,000, subject to adjustment under Section 4.08.

               (b) For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Plan:

                       (i) All the shares issued (including the shares, if any, withheld for tax-withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of an Incentive Stock Option;

                       (ii) Only the net shares of Common Stock issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an Incentive Stock Option.

               (c) Shares of Common Stock tendered by a participant as payment for shares of Common Stock issued upon exercise of an Incentive Stock Option shall be available for issuance under the Plan. Any shares of Common Stock subject to an Incentive Stock Option which for any reason is terminated, unexercised or expires shall again be available for issuance under the Plan.

1.06.    Effective Date and Term of Plan.

               (a) The Plan became effective on March 31, 1993, the date on which it was adopted by the Board.

               (b) No awards shall be made under the Plan after the last day of OPNET's fiscal year ending March 31, 2003, provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                                  ARTICLE II
                            INCENTIVE STOCK OPTIONS

2.01.    Award of Incentive Stock Options.

        The Board may, from time to time, on such terms and conditions as the Board may prescribe, subject to the provisions of the Plan, grant to any participant in the Plan one or more

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"incentive stock options," intended to qualify as such under the provisions of
Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options"), to purchase for cash or shares the number of shares of Common Stock allotted by the Board. The date an Incentive Stock Option is granted shall mean the date selected by the Board as of which the Board allots a specific number of shares to a participant for purchase pursuant to the Plan.

2.02.     Incentive Stock Option Agreements.

          The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement executed by OPNET and the holder of an Incentive Stock Option (the "Optionee") stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Board may from time to time determine.

2.03.     Option Exercise Price.

          The option exercise price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted for those Optionees who own less than 10% of the Common Stock of OPNET or any subsidiary or parent corporation, and 110% of such fair market value for those Optionees who own 10% or more of the Common Stock of OPNET or any subsidiary or parent corporation.

2.04.     Term and Exercise.

          Each Incentive Stock Option shall be fully exercisable within such period after the date of its grant as the Board determines and, unless a shorter period is provided by the Board or another Section of this Plan, may be exercised during a period of ten years from the date of grant thereof (the "Option Term"), provided that for any Optionee who owns 10% or more of the Common Stock of OPNET or any of its subsidiary or parent corporations, the Option Term shall expire not later than five years from the date of grant of an Incentive Stock Option. No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

2.05.     Manner of Payment.

          Each Incentive Stock Option Agreement shall set forth the procedure governing the exercise of the Incentive Stock Options granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the optionee shall pay to OPNET, in full, the option exercise price for such shares with cash or with previously owned shares of Common Stock.

2.06.     Rights as Shareholders.

          As soon as practicable after receipt of payment, OPNET shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him. The Optionee shall become a shareholder of OPNET with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends if and when declared, to vote, and to exercise all other rights of a shareholder.

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2.07.     Maximum Amount of Incentive Stock Option Grant.

          The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to an Incentive Stock Option granted to any Optionee by the Board in any calendar year shall not exceed $100,000.

2.08.     Death of Optionee.

               (a) Upon the death of an Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the Incentive Stock Option and one year after the Optionee's death.

               (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

2.09.     Retirement or Disability.

          Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Board), the Optionee may, within 36 months from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than:

                    (i) one year after the date of termination of employment due to permanent disability, as defined in Section 22(e)(8) of the Code; or

                    (ii) three months after the date of termination of employment due to retirement.

2.10.     Termination for Other Reasons.

          Except as provided in Sections 2.08, 2.09 and 4.08 or except as otherwise determined by the Board, all Incentive Stock Options shall terminate upon the termination of an Optionee's employment.

                                  ARTICLE III
                              CERTAIN RESTRICTIONS

3.01.    General Restrictions.

               (a) No award under the Plan may be consummated in whole or in part if at any time the Board shall determine that such award requires the:

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                       (i)   listing, registration or qualification of the
                  shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or

                       (ii) consent or approval of any government regulatory body, or

                       (iii) agreement by the grantee of the award with respect
                  to the disposition of shares of Common Stock as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder.

               (b) Awards under the Plan shall be consummated when the Board determines that such listing, registration, qualification, consent, approval or agreement contemplated in Section 3.01(a) shall have been effected or obtained on the terms and any conditions acceptable to the Board.

3.02.     Transfer Restrictions.

          Notwithstanding anything to the contrary herein, no shares of Common Stock acquired upon exercise of an Option under the Plan may be sold, transferred, assigned or otherwise disposed of, unless the holder of such shares has first obtained the written approval of the Board.

3.03.     Repurchase.

          Notwithstanding anything to the contrary set forth herein, OPNET shall have the right to purchase shares of Common Stock acquired pursuant to any exercise of Options under this Plan for a period of twelve (12) months after the Optionee's employment with the Company has terminated for any reason, at a price per share equal to the fair market value thereof as most recently determined by the Board.

3.04.     Legend.

          Each certificate evidencing the Common Stock issued upon exercise of Options under the Plan shall bear the following legend:

               The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law, and may not be transferred or sold unless they are so registered or are offered and sold in a transaction that, in the opinion of counsel acceptable to OPNET, does not require registration. The transfer of Common Stock represented by this certificate is restricted under the terms of the Amended and Restated 1993 Incentive Stock Option Plan adopted by OPNET Technologies, Inc., a copy of which is on file and available for inspection at the registered office of the Company. No transfer or sale of this Common Stock shall be effective unless such transfer, in the opinion of legal counsel for the Company, is made in accordance with the terms of said Plan.

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                                  ARTICLE IV
                                 MISCELLANEOUS

4.01.     Non-Assignability.

          No award under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

4.02.    Withholding Taxes.

        Whenever OPNET proposes or is required to issue or transfer shares of Common Stock under the Plan, OPNET shall have the right to require the grantee to remit to OPNET an amount sufficient to satisfy any Federal, state, and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, OPNET may issue or transfer such shares of Common Stock, net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

4.03.     Right to Terminate Employment.

          Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right that the Company may have to terminate the employment of such participant.

4.04.     Non-Uniform Determinations.

          The Board's determinations under the Plan (including, without limitation, determinations of the persons to receive awards; the form, amount, and timing of such awards; the terms and provisions of such awards; and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

4.05.     Definitions.

          In this Plan the following definitions shall apply:

               (a) "Affiliate" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with OPNET.

               (b) "Fair market value" as of any date and in respect of any shares of Common Stock means the fair market value of the shares of Common Stock as most recently determined in good faith by the Board in such manner as it may deem appropriate. The Board may rely upon independent expert advice and/or such other and further advice as it may deem appropriate and, in its discretion, from time to time select. In no event shall the fair market value of any share of Common Stock be less than its par value.

               (c) "Option" means Incentive Stock Option.

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               (d) "Option price" or "Option exercise price" means the purchase price per share of Common Stock deliverable upon the exercise of an Option.

               (e) "Subsidiary" means any corporation of which, at the time, more than 50% of the shares entitled to vote generally in an election of directors are owned directly or indirectly by OPNET or any subsidiary thereof.

4.06.     Leaves of Absence.

          The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Board shall be entitled to determine:

                        (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and

                        (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such a leave of absence.

4.07.     Newly Eligible Employees.

          The Board shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an award or incentive period.

4.08.     Adjustments for Changes in Common Stock and Certain Other Events.

               (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock, other than a normal cash dividend, (i) the number and class of securities available under the Plan and (ii) the number and class of securities and exercise price per share subject to each outstanding Incentive Stock Option shall be appropriately adjusted by OPNET (or substituted Incentive Stock Options may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
          Section 4.08(a) applies and Section 4.08(c) also applies to any event,
          Section 4.08(c) shall be applicable to such event, and this Section 4.08(a) shall not be applicable.

               (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of OPNET, the Board shall upon written notice to the participants provide that all then unexercised Incentive Stock Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

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               (c) Acquisition and Change in Control Events

                   (1) Definitions

                         (A) An "Acquisition Event" shall mean:

                              (i) any merger or consolidation of OPNET with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

                              (ii) any exchange of shares of OPNET for cash, securities or other property pursuant to a statutory share exchange transaction.

                         (B) A "Change in Control Event" shall mean:

                              (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership of any capital stock of OPNET if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange
                                      Act) more than 30% of either (x) the then-
                                      outstanding shares of Common Stock of
                                      OPNET (the "Outstanding Company Common
                                      Stock") or (y) the combined voting power
                                      of the then-outstanding securities of
                                      OPNET entitled to vote generally in the
                                      election of directors (the "Outstanding
                                      Company Voting Securities"); provided,
                                                                   --------
                                      however, that for purposes of this
                                      -------
                                      subsection (i), the following acquisitions shall not constitute a Change in Control
                                      Event: (A) any acquisition directly from OPNET (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock or voting securities of OPNET, unless the Person exercising, converting or exchanging such security acquired such security directly from OPNET or an underwriter or agent of OPNET), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by

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                                      OPNET or any corporation controlled by
                                      OPNET, (C) any acquisition by any
                                      corporation pursuant to a Business
                                      Combination (as defined below) which
                                      complies with clauses (x) and (y) of
                                      subsection (iii) of this definition or (D) any acquisition by Marc A. Cohen or Alain
                                      J. Cohen (each such party is referred to herein as an "Exempt Person") of any shares of Common Stock;

                              (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to OPNET), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however,
                                                              --------  -------
                                      that there shall be excluded from this
                                      clause (y) any individual whose initial
                                      assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                              (iii)   the consummation of a merger,
                                      consolidation, reorganization,
                                      recapitalization or statutory share
                                      exchange involving OPNET or a sale or
                                      other disposition of all or substantially all of the assets of OPNET (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such

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                                      Business Combination beneficially own,
                                      directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns OPNET or substantially all of OPNET's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding Exempt Persons, the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by OPNET or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business
                                      Combination).

                    (C) "Good Reason" shall mean any significant diminution in the participant's title, authority, or responsibilities from and after such Acquisition Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the participant from and after such Acquisition Event or Change in Control Event, as the case may be or the relocation of the place of business at which the participant is principally located to a location that is greater than 50 miles from the current site.

                    (D) "Cause" shall mean any (i) willful failure by the participant, which failure is not cured within 30 days of written notice to the participant from OPNET, to perform his or her

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                    material responsibilities to OPNET or (ii) willful
                    misconduct by the participant which affects the business reputation of OPNET. The participant shall be considered to have been discharged for "Cause" if OPNET determines, within 30 days after the participant's resignation, that discharge for Cause was warranted.

            (2)  Effect on Options

                    (A) Acquisition Event. Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by OPNET of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Incentive Stock Options shall be assumed, or equivalent options shall be substituted for, by the acquiring or succeeding corporation (or an affiliate thereof); provided
                                                                      --------
                    that if such Acquisition Event also constitutes a Change in
                    ----
                    Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Incentive Stock Option or any other agreement between a participant and OPNET, such assumed or substituted options shall become immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Acquisition Event, the participant's employment with OPNET or the acquiring or succeeding corporation is terminated for Good Reason by the participant or is terminated without Cause by OPNET or the acquiring or succeeding corporation. For purposes hereof, an Incentive Stock Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Incentive Stock Option confers the right to purchase, for each share of Common Stock subject to the Incentive Stock Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), OPNET may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                         Notwithstanding the foregoing, if the acquiring or
                    succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Incentive Stock Options, then the Board shall, upon written notice to the participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Incentive Stock Options (whether or not then exercisable) exceeds (B) the aggregate exercise price of such Incentive Stock Options.

                    (B) Change in Control Event that is not an Acquisition Event. Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Incentive Stock Option or any other agreement between a participant and OPNET, each such Incentive Stock Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the participant's employment with OPNET or the acquiring or succeeding corporation is terminated for Good Reason by the participant or is terminated without Cause by OPNET or the acquiring or succeeding corporation.

          (3)  Limitations. Notwithstanding the foregoing provisions of this
               Section 4.08(c), if the Change in Control Event is intended to be accounted for as a "pooling of interests" for financial accounting purposes, and if the acceleration to be effected by the foregoing provisions of this Section 4.08(c) would preclude accounting for the Change in Control Event as a "pooling of interests" for financial accounting purposes, then no such acceleration shall occur upon the Change in Control Event.

4.09.     Amendment of the Plan.

               (a) The Board may, without further action by the shareholders and without receiving further consideration from the participant, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

               (b) The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Board may not:

                         (i) Increase the maximum number of shares of Common Stock that may be issued under the Plan (other than increases pursuant to Section 4.08),

                         (ii) Extend the period during which any award may be granted or exercised, or

                         (iii) Extend the term of the Plan.


               (c) The termination or any modification or amendment of the Plan, except as provided in Section 4.09(a), shall not without the consent of a participant affect his or her rights under an award previously granted to him or her.

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